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                       HARRIS ASSOCIATES INVESTMENT TRUST

                        SUPPLEMENT DATED NOVEMBER 9, 2004
     TO THE PROSPECTUS OF THE OAKMARK FAMILY OF FUNDS DATED JANUARY 31, 2004

       OPENING OF THE OAKMARK SELECT FUND TO DIRECT SHAREHOLDER PURCHASES

     Effective at the close of business on November 9, 2004, the section on page 40 of the prospectus entitled "ELIGIBILITY TO BUY SHARES - SELECT FUND, GLOBAL FUND, INTERNATIONAL FUND AND INTERNATIONAL SMALL CAP FUND" is amended by adding the following as the last bullet point in that section:

- "You may open an account in Select Fund if you purchase shares directly from The Oakmark Family of Funds."

                                                                     HASSUP 1104